COLUMBIA REAL ESTATE EQUITY FUND, INC.
                                  (the "Fund")
                Supplement to Prospectuses dated January 1, 2005
                   Replacing Supplement dated October 21, 2005

Effective November 30, 2005, the section entitled "MANAGING THE FUND: PORTFOLIO MANAGER" is revised in its entirety and replaced with the following:

PORTFOLIO MANAGERS

Robert McConnaughey, a managing director of Columbia Management Advisors, LLC ("Columbia Advisors"), is a co-manager for the Fund and has co-managed the Fund since October, 2005. Mr. McConnaughey has been associated with Columbia Advisors or its predecessors since March, 2002. Prior to March, 2002, Mr. McConnaughey was an associate director of research for Citigroup Asset Management from March, 2000 to March, 2002.

David I. Hoffman, a managing director of Columbia Advisors, is a co-manager of the Fund and has co-managed the Fund since November, 2005. Mr. Hoffman has been associated with Columbia Management or its affiliates since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.



SUP-47/91952-1105                                       November 18, 2005